FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd., Suite 250, Houston, TX 77024-3925

(Address of principal executive office) (Zip code)

Citi Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	888-345-1898

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1.   Reports to Stockholders.

Commonwealth International
Series Trust
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856
www.fcacorp.com

DISTRIBUTOR
Foreside Distribution Services, L.P.
10 High Street, Suite 302
Boston, MA 02110

TRANSFER AGENT & ADMINISTRATOR
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, MO 61142

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Commonwealth Australia/New Zealand Fund
Commonwealth Japan Fund
Commonwealth Global Fund
Commonwealth Real Estate Securities Fund

ANNUAL REPORT

October 31, 2009

791 Town & Country Blvd, Suite 250, Houston, TX 77024-3925 • 888.345.1898
Commonwealth Australia/New Zealand Fund (CNZLX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

December 28, 2009

Dear Fellow Shareholder:

We are pleased to present the enclosed Annual Report for the Commonwealth International Series Trust (the “Trust”) on behalf of its separate series: the Commonwealth Australia/New Zealand Fund, the Commonwealth Japan Fund, the Commonwealth Global Fund, and the Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”) for the twelve months ended October 31, 2009.

The Trust is a small family of Funds with a broad vision. Eight years ago, the Trust consisted of two Funds focused on the Japan and New Zealand markets. Today, the Trust has four Funds investing in Japan, Australia / New Zealand, the global market, and domestic / international real estate. During the past eight years, the total invested assets of the Funds comprising the Trust have grown appreciably.

The Funds are intended to provide incisive, niche investments in key equity markets, while also owning fixed income investments. Our process seeks to balance wealth maintenance objectives with the stability of fixed income. This investment position may, on occasion, cause the Funds to participate less on the upside relative to an all equity portfolio, but we feel it provides better downside protection, and thus more stability to the broader portfolios. As a result of this philosophy, against a backdrop of extreme volatility during calendar year 2008, we are pleased to report that three of the Funds received Lipper Awards for the period ended December 31, 2008.1 The Funds that received the Lipper Awards were:

•	Commonwealth Japan Fund: #1 over three-years for Japanese Funds

•	Commonwealth Real Estate Securities Fund: #1 over one-year for Global Real Estate Funds

•	Commonwealth Australia/New Zealand Fund: #1 over the fifteen-years for Pacific Ex Japan Funds

We feel that the Commonwealth Japan Fund is positioned well to take advantage of a recovery of one of the world’s largest national economies. The Commonwealth Australia/New Zealand Fund provides focused investment opportunities in two resource rich economies in a resource hungry world. The Commonwealth Global Fund and Commonwealth Real Estate Securities Fund continue to allow targeted selections among the broadest of market opportunities. Collectively, the four Funds provide geographic diversity, as well as equity / fixed income diversity within the sectors represented.

[1]
Past performance is no guarantee of future results. Lipper Inc., a Reuters Company, is a nationally recognized organization that compares the performance of mutual funds within a universe of funds having similar investment objectives. The Lipper Fund Awards are part of an annual, global program of events to reward funds that have delivered strong performance relative to their peers. The Lipper awards program may not reflect recent performance of any particular fund. The 3-year award for the Commonwealth Japan Fund was from a category (Japanese Funds) having 17 funds. The 1-year award for the Commonwealth Real Estate Securities Fund was from a category (Global Real Estate Funds) having 70 funds. The 15-year award for the Commonwealth Australia/New Zealand Fund was from a category (Pacific Ex Japan Funds) having 6 other funds. Lipper Awards are not rankings.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

Our investment theme remains relatively unchanged. Our Funds are selected by their shareholders based on the specific Funds’ attributes, investment policies and targeted markets. In many cases, this could be an asset allocation decision by our shareholders. We continue to offer this differential characteristic among our Funds coupled with a fundamental based approach to investment selection.

In closing, as we reflect on our nineteenth year as the investment advisor to the Trust, we would like to take this opportunity to thank you for your support and continued interest in our family of Funds. We truly value our shareholders. If you have any questions, please feel free to contact us.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

Carlos Rubio	Ronald Manning
Assistant Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT.

To obtain a Prospectus and other information about a Fund, please visit www.commonwealthfunds.com or call 1-888-345-1898. Please read the Prospectus carefully before investing.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

Questions and Answers
To help shareholders better understand key attributes of the Funds and their operations, the following Question and Answer section is provided.

Who is the advisor?
The Funds’ investment advisor is FCA Corp (“FCA”). FCA is a Registered Investment Advisor located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925.

Why do our Funds include shares of foreign companies?
We invest in companies outside the United States because we believe there are significant investment opportunities in select foreign markets. We also believe U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. We believe that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

What are some of the factors influencing a Fund’s portfolio turnover?
Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The portfolio’s securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders.

How can the size of a Fund impact its expense ratio?
The operating expense ratios of mutual funds that invest overseas can be expected to be higher than those of mutual funds investing exclusively in securities of United States issuers, since certain costs (such as custodial, valuation, brokerage and communications) tend to be higher when investing abroad. As with almost every mutual fund, size has an impact on the expense ratio of our Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate the Fund over a larger asset base. Such Fund expenses are allocated on a daily basis among all its shareholders. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information.

[1]
Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing in that Fund. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (“NAV”) as of October 31, 2009 was $9.84 per share compared to $10.87 per share on October 31, 2008. On December 29, 2008, the Fund made distributions of $3.06 per share. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund posted a 29.09% cumulative total return, assuming reinvestment of gross distributions. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge that this process may mitigate some meaningful comparison to indexes that do not have such investments represented within them. During the twelve-month period, the Fund underperformed the New Zealand SmallCap Index,1 the Australian All Ordinaries Index1 and the NZX 50 Index,1 which returned 35.39%, 67.78% and 39.97%, respectively. These indexes do not include any fixed income instruments. Additionally, the indexes are unmanaged, they are expressed in terms of U.S. dollars, and they do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

After experiencing weaker economic conditions, we believe that Australia and New Zealand are transitioning to recovery. The recent rebound in commodity prices and reduced reliance on manufactured products appears to have helped exports, particularly for Australia. The Fund’s investments in commodity producing and building materials related companies had a positive impact on returns. Healthcare, food/beverage and utility companies generally lagged the broader equity market during the year in both countries.*

The Australian economy grew by about 1% in 2008-09, a remarkably good outcome during a time of profound global instability and macroeconomic weakness. Thus, the Australian economy has proven to be one of the most resilient economies in the developed world at the present time. The Australian government recently revised its forecast higher for economic growth to 1.5% in 2009-10 and 2.75% in 2010-11. We believe the improved outlook for the economy reflects the success of stimulus measures undertaken by the government and the Reserve Bank of Australia, as well as a stronger world recovery — particularly in China.

We also think that the domestic economy in New Zealand could be on the road to recovery, with real GDP1 data for the second quarter of 2009 suggesting that it has emerged from recession. Improving consumer sentiment boosted the return of the equity holdings in media and retail companies in New Zealand, although equity holdings in appliance makers lagged the broader market.

The government is expected to continue to provide monetary and fiscal support to aid the recovery of the domestic economy in 2010-11. Moreover, we believe that an expected improvement in the external economic environment in the medium term may increase demand for New Zealand’s exports, providing a boost to economic growth. The rise in the New Zealand dollar remains a concern for the economy, which could jeopardize the recovery of the export sector while simultaneously encouraging imports. This would not only have a potentially adverse impact on future economic growth, but may also cause the country’s large current-account deficit to widen further.

The appreciation in the Australian and New Zealand dollars versus the U.S. dollar, coupled with a substantial rise in both countries equity markets positively impacted the Fund’s returns during the year. Equity markets significantly outperformed debt markets during the year; the Fund’s investments in fixed income and other debt securities, which included U.S. dollar denominated securities and therefore did not benefit from the rise in foreign currencies, generally underperformed the Fund’s equity holdings.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund is non-diversified and invests primarily in industries located principally in Australia and New Zealand, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms on page 12.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Average Annual Total Return as of October 31, 2009			Gross Expense
	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Australia/New Zealand Fund	29.09%	5.42%	9.06%	2.74%
New Zealand SmallCap Index (“NZSCI”)	35.39%	5.37%	15.07%
Australian All Ordinaries Index (“AAOI”)	67.78%	14.06%	14.24%
NZX 50 Index	39.97%	3.70%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.74%.

The Fund’s performance is measured against the New Zealand SmallCap Index (“NZSCI”), a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, is considered to be reflective of the performance of the New Zealand small-cap equity market; the Australian All Ordinaries Index (“AAOI”), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s NAV as of October 31, 2009 was $2.69 per share compared to $2.47 per share on October 31, 2008. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund posted an 8.91% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge that this process may mitigate some meaningful comparison to indexes that do not have such investments represented within them. The Fund underperformed its selected benchmark, the Tokyo Stock Price Index,1 which posted a return of 14.77% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars, and it does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

In recent years, the Japanese economy largely depended on growth in overseas economies. Specifically, the driving force behind Japan’s longest period of post-war economic expansion, which continued until the financial crisis emerged, was the growth in exports. Meanwhile, private consumption remained weak due to the change in the consumption structure associated with further aging of the population, the low growth in domestic employment reflecting the transfer of production facilities overseas, and the ensuing sluggish growth in household income. The sharp deterioration in global economic conditions led to a sharp contraction in the volume of world trade; this significantly reduced Japan’s exports, and the economy experienced a sharp downturn at an unprecedented rate.

However, positive momentum has been observed in Japan since this spring as overseas economic conditions have stopped deteriorating, and the Bank of Japan’s current assessment is that “Japan’s economy has started to pick up.” Specifically, public investment, export and production have been increasing. On the other hand, against a backdrop of the severe income situation and weak corporate profits, private consumption and business fixed investment have remained relatively weak.

For the time being, the future course of the Japanese economy will continue to depend largely on overseas economic conditions. A recovery in corporate profits reflecting improvement on both the supply and demand fronts, as well as the implementation of various economic stimulus measures, could potentially boost business fixed investment and private consumption, both of which have been relatively weak. However, we think the outlook is still attended by a high level of uncertainty. The greatest risk factor remains the outlook for future developments in overseas economies; these pose both positive and negative risks to the Japanese economy.

Deteriorating global economic and financial conditions, reduced capital spending and a strengthening of the Yen against the U.S. dollar impacted the equity market and the Fund’s return during the year. The appreciation of the Yen against the U.S. dollar weighed on export companies’ overseas sales. The Fund’s investments in financials and utilities lagged the broader market, while the Fund’s holdings in the retail, healthcare and automotive companies generally outperformed the broader market.*

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund is non-diversified and invests primarily in industries located principally in Japan, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of that country.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms on page 12.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH JAPAN FUND

	Average Annual Total Return			Gross
	as of October 31, 2009			Expense
	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Japan Fund	8.91%	-2.89%	-7.61%	3.35%
Tokyo Stock Price Index (“TOPIX”)	14.77%	0.72%	-2.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]	The above expense ratio is from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.33%.

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”) an unmanaged capitalization-weighted index of all the common stocks listed on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s NAV as of October 31, 2009 was $13.40 per share compared to $11.16 per share on October 31, 2008. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a 20.07% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge that this process may mitigate some meaningful comparison to indexes that do not have such investments represented within them. The Fund outperformed its benchmark, the Morgan Stanley Capital International (“MSCI”) World Index,1 which returned 19.21% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars, and it does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Despite uncertainty about the pace of economic recovery, investors remained cautiously optimistic in the period between May and October 2009. Positive economic news, as well as strong earnings announcements, gave market participants hope of a turnaround. Consequently, equity prices rose and credit spreads narrowed. Nevertheless, disappointing data releases at times led investors to doubt their regained optimism, resulting in bouts of volatility.

The Fund’s equity investments in the materials and energy sector, along with emerging market financial institutions, and hardware companies in the technology sector had a positive impact on the Fund’s returns. The Fund’s positions in the health care sector generally detracted from performance. The Fund’s investments in emerging markets at year end was 11.5% of net assets versus 12.6% a year earlier, while debt and fixed income securities including preferred stock was 6.4%. The Fund’s investments in debt and fixed income securities generally lagged the broader equity market.*

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms on page 12.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH GLOBAL FUND

	Average Annual Total Return
	as of October 31, 2009			Gross
			Inception	Expense
	1 Year	5 Years	(12/03/02)	Ratio[1]
Commonwealth Global Fund	20.07%	2.70%	6.91%	2.48%
MSCI World Index	19.21%	3.20%	7.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]
The above expense ratio is from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.43%.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s NAV as of October 31, 2009, was $8.42 per share compared to $7.56 per share on October 31, 2008. For the twelve-month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted a 11.38% cumulative total return, assuming reinvestment of gross distributions. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge that this process may mitigate some meaningful comparison to indexes that do not have such investments represented within them. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index1, which posted a 0.47% total return for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars, it and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Investments in real estate investment trusts (REITs) continue to underperform the broader U.S. equity indices. The global economic meltdown, high unemployment and slowdowns in consumer and business spending led to reduced demand for commercial real estate; contributing to higher vacancy rates, decreasing rents and a substantial decline in commercial property values. Commercial property values have fallen 41% since October 2007.

Furthermore, the credit market freeze limited access to capital for many REITs, thereby curtailing development and increasing concerns about their ability to refinance significant amounts of debt maturing over the next four years. Additionally, the plunge has wiped out the equity in most real estate deals that relied on debt financing since 2005, exasperating the problem.

Commercial Mortgage, Industrial and Shopping Center REITs were among the largest decliners as the recession continued to weigh heavily on debt refinancing and consumer spending. Residential Mortgage REITs, which invest in mortgages and mortgage-backed securities, continue to outperform as the Federal Reserve Bank’s liquidity programs have lifted this segment of the market. Office and Hotel REITs have performed well, but largely due to the fact that they have come off lower bottoms and continue to be affected by weak economic conditions.*

Finally, the Fund’s allocation to cash, bonds and international investments contributed to its outperformance relative to its’ benchmark over the period as credit issues affecting bonds at the beginning of the year abated and international real estate rallied as investors focused outside the U.S. over concerns the fragile housing recovery remains dependent on significant government support.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of the Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investors should refer to the Fund’s prospectus for a more complete description of risks associated with investing in the Fund.

*	Portfolio composition is subject to change.
[1]	For additional information, please refer to the Glossary of Terms on page 12.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PERFORMANCE OVERVIEW - October 31, 2009 (Unaudited)

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Average Annual Total Return
	As of October 31, 2009			Gross
			Inception	Expense
	1 Year	5 Years	(1/5/04)	Ratio[1]
Commonwealth Real Estate Securities Fund	11.38%	-2.15%	-0.96%	2.61%
MSCI US REIT Index	0.47%	-0.68%	2.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-345-1898.

[1]
The above expense ratio is from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.55%.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of US dollars, and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

Glossary of Terms

The Australian All Ordinaries Index (“AAOI”) - is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange.

Gross Domestic Product (GDP) - is the measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

MSCI World Index - is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

MSCI US REIT Index - is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

The NZX 50 Index - is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

New Zealand SmallCap Index (“NZSCI”) - is a capitalization-weighted index of all New Zealand equities, excluding those in the New Zealand Stock Exchange 50 Index, is considered to be reflective of the performance of the New Zealand small-cap equity market.

Tokyo Stock Price Index (“TOPIX”) - is an unmanaged capitalization-weighted index of all the common stocks listed on the First Section of the Tokyo Stock Exchange.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

PORTFOLIO COMPOSITION - October 31, 2009* (Unaudited)
COMMONWEALTH AUSTRALIA/ NEW ZEALAND FUND
Industry or	Percent of Total
Security Type	Investments
Marine Ports & Services	11.4%
Short Term Investments	9.6%
Real Estate	8.8%
Commercial Services	6.1%
Mining	5.3%
Bonds - Australia	4.1%
Exchange Traded Funds	4.0%
Healthcare	3.9%
Metal Fabricate/Hardware	3.9%
Utilities	3.7%
Bonds - New Zealand	3.7%
Oil & Gas	3.7%
Transportation	3.4%
Food & Beverage	3.2%
Multi-Media	2.5%
Banking & Finance	2.5%
Energy	2.5%
Insurance	2.3%
Telecommunications	2.2%
Leisure & Recreation	2.2%
Preferred Stocks	1.9%
Retail	1.6%
Appliances	1.4%
Building Materials	1.2%
Chemicals - Diversified	1.1%
Apparel	1.1%
Medical Supplies	0.8%
Pharmaceuticals	0.8%
Human Resources	0.5%
E-Commerce	0.4%
Rights & Warrants	0.2%
100.0%
COMMONWEALTH JAPAN FUND
Industry or	Percent of Total
Security Type	Investments
Transportation	14.8%
Electronics	14.3%
Utilities	10.1%
Retail	9.9%
Leisure & Recreation	7.4%
Healthcare-Products	7.3%
Automotive Parts & Equipment	4.9%
Pharmaceuticals	4.8%
Real Estate	4.2%
Machinery	4.2%
Distribution & Wholesale	3.4%
Insurance	3.4%
Banking & Finance	2.7%
Computers	2.1%
Food & Beverage	1.9%
Engineering & Construction	1.8%
Textiles	1.7%
Bonds	1.1%
100.0%
COMMONWEALTH GLOBAL FUND
Country or	Percent of Total
Security Type	Investments
United States	47.7%
Great Britain	10.0%
France	7.0%
Germany	5.4%
Israel	4.8%
Canada	4.6%
Spain	3.9%
Brazil	3.0%
Netherlands	2.7%
Switzerland	2.4%
Mexico	1.9%
South Korea	1.8%
Portugal	1.5%
Guernsey	1.4%
Japan	1.3%
Short Term Investments	0.6%
100.0%
COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or	Percent of Total
Security Type	Investments
Short Term Investments	18.7%
REIT - Office Property	11.8%
REIT - Apartments	9.9%
Building Materials	9.2%
Real Estate	7.3%
Lodging	6.9%
Exchange Traded Funds	5.2%
Bonds	5.2%
REIT - Hotels	4.3%
REIT - Shopping Centers	4.3%
REIT - Warehouse & Industrial	3.0%
Homebuilders	3.0%
REIT - Diversified	2.8%
Retail Building Products	2.8%
Investment Companies	1.8%
REIT - Storage	1.7%
REIT - Healthcare	1.3%
Insurance	0.6%
Distribution & Wholesale	0.2%
100.0%

*Portfolio composition is subject to change.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
	Shares	Value
AUSTRALIA (22.24%)
COMMON STOCKS (18.17%)

APPAREL (1.07%)
Billabong International, Ltd. (a)	34,240	$311,156

BANKING & FINANCE (0.20%)
Suncorp-Metway, Ltd. (a)	7,488	58,245

BUILDING MATERIALS (0.56%)
James Hardie Industries NV - ADR*	5,200	162,136

CHEMICALS - DIVERSIFIED (1.08%)
Nufarm, Ltd. (a)	30,645	313,323

E-COMMERCE (0.41%)
Webjet, Ltd. (a)	71,081	119,435

ENERGY (0.29%)
Woodside Petroleum, Ltd. (a)	2,023	84,975

FOOD & BEVERAGE (1.89%)
Woolworths, Ltd. (a)	21,384	546,808

HEALTHCARE (1.10%)
Sonic Healthcare, Ltd. (a)	25,628	317,242

INSURANCE (2.23%)
QBE Insurance Group, Ltd. (a)	32,103	645,964

MEDICAL SUPPLIES (0.79%)
Cochlear, Ltd. (a)	4,000	229,170

MINING (5.21%)
BHP Billiton, Ltd. - ADR	8,000	524,640
Orica, Ltd. (a)	7,000	148,713
OZ Minerals, Ltd. (a)*	308,661	323,805
Pan Australian Resources, Ltd. (a)*	1,250,000	512,141
		1,509,299
PHARMACEUTICALS (0.48%)
CSL, Ltd. (a)	5,000	140,523

RETAIL (0.44%)
Wesfarmers, Ltd. (a)	5,117	126,041

TRANSPORTATION (1.19%)
Asciano Group (a)*	50,000	67,476
Toll Holdings, Ltd. (a)	36,750	277,467
		344,943
UTILITIES (1.23%)
AGL Energy, Ltd. (a)	28,934	356,705
TOTAL COMMON STOCKS (Cost $3,740,043)		5,265,965

	Principal
BONDS (4.07%)
CBA Capital Australia, Ltd., 3.82%, 4/15/15 (b)**	$300,000	192,325
Commonwealth Bank of Australia, 8.50%, 6/1/10	300,000	313,734
Hanson Australia Funding, Ltd., 5.25%, 3/15/13	250,000	236,250
Telstra Corp., Ltd., 6.38%, 4/1/12	400,000	436,096
TOTAL BONDS (Cost $1,170,457)		1,178,405

TOTAL AUSTRALIA (Cost $4,910,500)		6,444,370

	Shares
NEW ZEALAND (67.15%)
COMMON STOCKS (57.40%)

APPLIANCES (1.37%)
Fisher & Paykel Appliances Holdings, Ltd. (a)	400,000	186,089
Scott Technology, Ltd.*	295,245	211,720
		397,809
BANKING & FINANCE (2.30%)
Canterbury Building Society*	308,932	664,603

BUILDING MATERIALS (0.62%)
Fletcher Building, Ltd. (a)	30,546	180,206

COMMERCIAL SERVICES (6.07%)
Guinness Peat Group PLC (a)	589,300	356,797
Mowbray Collectables, Ltd. (c)*	821,593	583,271
Taylors Group, Ltd.	519,431	819,462
		1,759,530
ENERGY (2.16%)
Pike River Coal Co., Ltd. (a)*	789,746	626,336

FOOD & BEVERAGE (1.30%)
Delegat’s Group, Ltd. (a)	178,395	298,364
Just Water International, Ltd.	312,968	78,550
		376,914
HEALTHCARE (2.77%)
Fisher & Paykel Healthcare Corp., Ltd. (a)	270,695	599,304
Ryman Healthcare, Ltd. (a)	150,000	203,956
		803,260
HUMAN RESOURCES (0.52%)
Allied Work Force Group, Ltd.	277,500	151,236

See accompanying notes to financial statements.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
	Shares	Value
NEW ZEALAND (67.15%) – Continued
COMMON STOCKS (57.40%) - Continued

LEISURE & RECREATION (2.13%)
Tourism Holdings, Ltd. (a)*	1,222,569	$616,816

MARINE PORTS & SERVICES (11.25%)
Cavotec MSL Holdings, Ltd.*	190,000	395,121
Northland Port Corp. (NZ), Ltd.	81,425	104,518
Port of Tauranga, Ltd. (a)	175,000	879,488
South Port of New Zealand, Ltd.	1,027,930	1,879,672
		3,258,799
METAL FABRICATE/HARDWARE (3.84%)
Methven, Ltd. (a)	506,250	602,976
Steel & Tube Holdings, Ltd. (a)	229,494	509,939
		1,112,915
MULTI-MEDIA (2.50%)
Sky Network Television, Ltd. (a)	209,745	724,004

OIL & GAS (3.61%)
New Zealand Oil & Gas, Ltd. (a)	853,845	1,046,698

PHARMACEUTICALS (0.27%)
Life Pharmacy, Ltd.*	281,673	76,755

REAL ESTATE (8.68%)
Goodman Property Trust (a)	473,129	351,937
ING Medical Properties Trust (a)	681,019	596,103
ING Property Trust (a)	948,748	534,764
Kermadec Property Fund (a)	1,121,755	424,131
Kiwi Income Property Trust (a)	209,576	162,005
National Property Trust (a)	1,275,000	445,480
		2,514,420
RETAIL (1.19%)
Briscoe Group, Ltd. (a)	405,000	344,853

TELECOMMUNICATIONS (2.14%)
TeamTalk, Ltd.	368,041	620,215

TRANSPORTATION (2.21%)
Freightways, Ltd. (a)	113,540	242,398
Mainfreight, Ltd. (a)	105,000	398,201
		640,599
UTILITIES (2.47%)
Infratil, Ltd. (a)	616,549	715,195
TOTAL COMMON STOCKS (Cost $15,341,952)		16,631,163

EXCHANGE TRADED FUNDS (3.94%)
iShares MSCI Australia Index Fund	52,000	1,140,360
(Cost $919,862)

PREFERRED STOCKS (1.92%)
ASB Capital, Ltd., 3.86% (a)**	954,218	556,610
(Cost $686,799)

RIGHTS & WARRANTS (0.22%)
Pike River Coal, Ltd., Strike Price 1.25, Expiration 4/24/11 (a)	350,000	64,001
(Cost $0)
	Principal
BONDS (3.67%)
ANZ National Bank, Ltd., 8.50%, 6/9/10 (b)	$500,000	378,054
ANZ National Bank, Ltd., 8.50%, 6/9/14 (b)	500,000	396,376
Sky Network Television, Ltd., 4.01%, 10/16/16 (b)(d)	500,000	290,424
TOTAL BONDS (Cost $1,082,000)		1,064,854

TOTAL NEW ZEALAND (Cost $18,030,613)		19,456,988
	Shares
SHORT TERM INVESTMENTS (9.48%)
Fifth Third Bank Institutional Govt. Money Market Fund, 0.08% (e)	2,746,886	2,746,886
TOTAL SHORT TERM INVESTMENTS (Cost $2,746,886)		2,746,886

TOTAL INVESTMENTS (Cost $25,687,999) – (98.87%)		28,648,244

OTHER ASSETS IN EXCESS OF LIABILITIES – (1.13%)		326,495

NET ASSETS – (100.00%)		$28,974,739

*	Non-income producing security.
**	Rate shown represents the rate at October 31, 2009, is subject to change and resets annually.
(a)	Fair Valued Security. These securities represent 56.07% of net assets as of October 31, 2009.
(b)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.
(c)	Affiliated Investment. See Note 5 of the Notes to Financial Statements.
(d)	Variable Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2009.
(e)	Rate disclosed is the seven day yield as of October 31, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying notes to financial statements.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH JAPAN FUND
	Shares	Value
COMMON STOCKS (97.29%)

AUTOMOTIVE PARTS & EQUIPMENT (4.78%)
Daihatsu Motor Co., Ltd. (a)	5,000	$51,615
NGK Spark Plug Co., Ltd. (a)	6,000	67,900
Sumitomo Rubber Industries, Ltd. (a)	10,000	92,171
		211,686
BANKING & FINANCE (2.68%)
Fukuoka inancial Group, Inc. (a)	10,000	36,283
Sumitomo Mitsui Financial Group, Inc. (a)	2,400	82,452
		118,735
COMPUTERS (2.04%)
Melco Holdings, Inc. (a)	4,500	90,310

DISTRIBUTION & WHOLESALE (3.38%)
Marubeni Corp. (a)	30,000	149,613

ELECTRONICS (14.12%)
Fanuc, Ltd. (a)	1,500	126,014
Fujitsu, Ltd. (a)	10,000	58,154
Hamamatsu Photonics K.K. (a)	1,500	37,606
Hitachi Kokusai Electric, Inc. (a)	5,000	38,455
Hoya Corp. (a)	4,000	87,617
Nippon Signal Co., Ltd. (a)	6,000	54,302
Star Micronics Co., Ltd. (a)	5,000	40,739
Taiyo Yuden Co., Ltd. (a)	10,000	110,742
TOYO Corp. (a)	8,000	72,245
		625,874
ENGINEERING & CONSTRUCTION (1.78%)
Kajima Corp. (a)	18,000	42,312
Taihei Dengyo Kaisha, Ltd. (a)	3,000	36,488
		78,800
FOOD & BEVERAGE (1.85%)
Kirin Holdings Co., Ltd. (a)	5,000	82,044

HEALTHCARE-PRODUCTS (7.15%)
Asahi Intecc Co., Ltd. (a)	4,000	64,526
Terumo Corp. (a)	3,000	156,797
Unicharm Corp. (a)	1,000	95,823
		317,146
INSURANCE (3.32%)
T & D Holdings, Inc. (a)	2,000	51,310
Tokio Marine Holdings, Inc. - ADR	3,750	95,850
		147,160
LEISURE & RECREATION (7.24%)
Nintendo Co., Ltd. (a)	700	178,531
Sankyo Co., Ltd. (a)	2,500	142,465
		320,996
MACHINERY (4.11%)
Meidensha Corp. (a)	18,000	89,610
Okano Valve Manufacturing Co. (a)	5,000	48,870
Torishima Pump Manufacturing Co., Ltd. (a)	2,500	43,705
		182,185
PHARMACEUTICALS (4.70%)
Chugai Pharmaceutical Co., Ltd. (a)	6,500	127,980
Takeda Pharmaceutical Co., Ltd. (a)	2,000	80,441
		208,421
REAL ESTATE (4.14%)
Sumitomo Realty & Development Co., Ltd. (a)	6,000	112,763
Tokyo Tatemono Co., Ltd. (a)	15,000	70,767
		183,530
RETAIL (9.78%)
ABC-Mart, Inc. (a)	2,000	57,820
Fast Retailing Co., Ltd. (a)	600	99,199
Ryohin Keikaku Co., Ltd. (a)	1,200	54,277
Sundrug Co., Ltd. (a)	4,000	100,463
Yamada Denki Co., Ltd. (a)	2,000	121,901
		433,660
TEXTILES (1.71%)
Ichikawa Co., Ltd. (a)	35,000	75,667

TRANSPORTATION (14.53%)
East Japan Railway Co. (a)	1,500	96,155
Hankyu Hanshin Holdings, Inc. (a)	22,000	98,261
Keihin Electric Express Railway Co., Ltd. (a)	13,000	103,661
Keio Corp. (a)	18,000	113,593
Tobu Railway Co., Ltd. (a)	18,000	98,497
Yamato Holdings Co., Ltd. (a)	9,000	133,861
		644,028
UTILITIES (9.98%)
Hokkaido Electric Power Co., Inc. (a)	6,000	115,879
Toho Gas Co., Ltd. (a)	35,000	182,104
Tohoku Electric Power Co., Inc. (a)	7,000	144,317
		442,300
TOTAL COMMON STOCKS (Cost $3,592,471)		4,312,155
	Principal
BONDS (1.11%)
Bank of Tokyo-Mitsubishi UFJ, Ltd., 8.40%, 4/15/10	$48,000	49,300
TOTAL BONDS (Cost $48,786)		49,300

TOTAL INVESTMENTS (Cost $3,641,257) – (98.40%)		4,361,455

OTHER ASSETS IN EXCESS OF LIABILITIES – (1.60%)		71,003

NET ASSETS – (100.00%)		$4,432,458

(a)	Fair Valued Security. These securities represent 95.12% of net assets as of October 31, 2009.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH GLOBAL FUND
	Shares	Value
COMMON STOCKS (92.88%)

BRAZIL (2.99%)
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	5,000	$192,600
Vale SA - ADR	10,000	254,900
		447,500
CANADA (4.57%)
InterOil Corp.*	12,000	546,960
Vitran Corp., Inc.*	16,000	136,960
		683,920
FRANCE (7.04%)
Arkema - ADR	6,130	236,312
BNP Paribas - ADR	6,000	226,140
France Telecom SA - ADR	11,000	277,420
Total SA - ADR	5,200	312,364
		1,052,236
GERMANY (5.38%)
E.ON AG - ADR	8,000	307,200
SAP AG - ADR	5,000	226,350
Siemens AG - ADR	3,000	270,060
		803,610
GREAT BRITAIN (9.94%)
Anglo American PLC - ADR*	11,830	214,123
British Airways PLC - ADR*	3,800	113,392
GlaxoSmithKline PLC - ADR	6,000	246,960
Lloyds TSB Group PLC - ADR	7,175	39,965
National Grid PLC - ADR	3,188	158,284
Old Mutual PLC - ADR	30,000	420,000
Tate & Lyle PLC - ADR	4,000	119,280
Vodafone Group PLC - ADR	7,875	174,746
		1,486,750
GUERNSEY (1.35%)
Amdocs, Ltd.*	8,000	201,600

ISRAEL (4.84%)
NICE Systems, Ltd. - ADR*	10,000	309,700
Teva Pharmaceutical Industries, Ltd. - ADR	8,198	413,835
		723,535
JAPAN (1.26%)
Nidec Corp. - ADR	9,000	188,820

MEXICO (1.94%)
Grupo Televisa SA - ADR	15,000	290,400

NETHERLANDS (2.71%)
ING Groep NV - ADR*	9,842	126,962
Unilever NV - NYS	9,000	278,010
		404,972
PORTUGAL (1.54%)
Portugal Telecom SGPS SA - ADR	20,300	230,202

SOUTH KOREA (1.76%)
Korea Electric Power Corp. - ADR*	8,000	111,040
KT Corp. - ADR	9,500	152,475
		263,515
SPAIN (3.91%)
Banco Bilbao Vizcaya Argentaria SA - ADR	17,497	311,447
Banco Santander Central Hispano SA - ADR	17,000	273,020
		584,467
SWITZERLAND (2.41%)
Nestle SA - ADR	7,750	360,530

UNITED STATES (41.24%)
AGCO Corp.*	12,000	337,320
American National Insurance Co.	4,498	375,538
BJ’s Wholesale Club, Inc.*	5,075	177,777
Bunge, Ltd.	6,500	370,890
Chemed Corp.	5,200	235,664
Conmed Corp.*	15,720	333,107
Dentsply International, Inc.	6,700	220,832
DST Systems, Inc.*	7,385	308,028
Electronic Arts, Inc.*	10,000	182,400
KVH Industries, Inc.*	36,000	378,000
LifePoint Hospitals, Inc.*	6,500	184,145
Lubrizol Corp.	6,055	403,021
Lufkin Industries, Inc.	10,000	570,500
Norfolk Southern Corp.	9,000	419,580
Northwest Natural Gas Co.	5,000	209,050
Pentair, Inc.	12,760	371,316
Prudential Financial, Inc.	5,000	226,150
Tetra Tech, Inc.*	4,000	102,920
Valero Energy Corp.	20,000	362,000
Varian Semiconductor Equipment Assc, Inc.*	14,000	397,460
		6,165,698
TOTAL COMMON STOCKS (Cost $12,368,157)		13,887,755

PREFERRED STOCKS (4.04%)
Chesapeake Energy Corp., 4.50%, 12/31/49**	1,000	76,000
HSBC USA, Inc., Series F, 3.50%, Callable 4/7/10 @ $25 (a)	18,000	333,000
HSBC USA, Inc., Series G, 4.00%, Callable 1/1/11 @ $25 (a)	10,000	194,000
TOTAL PREFERRED STOCKS (Cost $561,255)		603,000

See accompanying notes to financial statements.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH GLOBAL FUND
	Principal	Value
BONDS (2.39%)
JP Morgan Chase & Co., 0.00%, 2/10/11***	$150,000	$165,420
Toyota Motor Credit Corp., Step-up Bond, 4.75%, 2/4/25 (a)	200,000	192,237
TOTAL BONDS (Cost $347,949)		357,657

	Shares
SHORT TERM INVESTMENTS (0.62%)
Fifth Third Bank Institutional Govt. Money Market Fund, 0.08% (b)	93,096	93,096
TOTAL SHORT TERM INVESTMENTS (Cost $93,096)		93,096

TOTAL INVESTMENTS (Cost $13,370,457) – (99.93%)		14,941,508

OTHER ASSETS IN EXCESS OF LIABILITIES – (0.07%)		11,014

NET ASSETS – (100.00%)		$14,952,522

*	Non-income producing security.
**	Convertible to common shares.
***	Principal Protected Notes due February 10, 2011 are debt securities of JPMorgan Chase & Co., Inc. The principal amount is $1,000 and the notes have no periodic interest payments. At maturity, the holder is entitled to receive the principal amount of $1,000, plus a supplemental redemption amount of $1,000 X (Ending Index Value - Starting Index Value)/Starting Index Value.
(a)	Variable Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at October 31, 2009.
(b)	Rate disclosed is the seven day yield as of October 31, 2009.
ADR	American Depositary Receipt
NYS	New York Share
PLC	Public Limited Company

See accompanying notes to financial statements.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH REAL ESTATE SECURITIES FUND
	Shares	Value
COMMON STOCKS (70.61%)

BUILDING MATERIALS (9.35%)
Cemex SA de CV - ADR*	12,480	$129,543
CRH PLC - ADR	9,200	227,516
James Hardie Industries NV - ADR*	6,900	215,142
Lafarge SA - ADR	5,000	101,500
USG Corp.*	7,000	91,980
		765,681
DISTRIBUTION & WHOLESALE (0.20%)
Wolseley PLC - ADR	8,000	16,560

HOMEBUILDERS (3.01%)
Desarrolladora Homex SA de CV - ADR*	4,500	160,020
Toll Brothers, Inc. *	5,000	86,600
		246,620
INSURANCE (0.66%)
Stewart Information Services Corp.	6,000	53,640

LODGING (7.09%)
Home Inns & Hotels Management, Inc. - ADR (a)*	5,000	132,900
Marriott International, Inc., Class A	5,018	125,751
Starwood Hotels & Resorts Worldwide, Inc. (a)	5,500	159,830
Wyndham Worldwide Corp. (a)	9,500	161,975
		580,456
REAL ESTATE (7.46%)
Alto Palermo SA - ADR	17,000	134,130
Hang Lung Properties, Ltd. - ADR	18,000	338,580
W.P. Carey & Co., LLC	5,000	138,500
		611,210
REAL ESTATE INVESTMENT TRUSTS - APARTMENTS (10.13%)
American Campus Communities, Inc.	1,100	29,722
AvalonBay Communities, Inc.	1,547	106,402
Camden Property Trust	5,000	181,250
Education Realty Trust, Inc.	9,000	45,090
Equity Residential	6,000	173,280
Essex Property Trust, Inc. (a)	1,000	75,180
Mid-America Apartment Communities, Inc. (a)	2,500	109,550
UDR, Inc.	7,565	108,785
		829,259
REAL ESTATE INVESTMENT TRUSTS - DIVERSIFIED (2.90%)
National Retail Properties, Inc.	4,000	77,520
Washington Real Estate Investment Trust	6,000	160,200
		237,720
REAL ESTATE INVESTMENT TRUSTS - HEALTH CARE (1.35%)
Health Care REIT, Inc.	2,500	110,925

REAL ESTATE INVESTMENT TRUSTS - HOTELS (4.37%)
Host Hotels & Resorts, Inc.	15,000	151,650
LaSalle Hotel Properties	12,000	205,920
		357,570
REAL ESTATE INVESTMENT TRUSTS - OFFICE PROPERTY (12.03%)
Alexandria Real Estate Equities, Inc.	2,500	135,425
BioMed Realty Trust, Inc.	9,000	122,130
Boston Properties, Inc.	2,500	151,925
Corporate Office Properties Trust	4,000	132,760
Douglas Emmett, Inc.	6,000	70,800
HRPT Properties Trust	10,100	71,003
SL Green Realty Corp.	3,000	116,280
Vornado Realty Trust	3,096	184,398
		984,721
REAL ESTATE INVESTMENT TRUSTS - SHOPPING CENTERS (4.36%)
Acadia Realty Trust	4,985	79,262
Kimco Realty Corp.	4,000	50,560
Kite Realty Group Trust	10,000	37,100
Saul Centers, Inc.	4,100	126,116
Weingarten Realty Investors	3,450	63,825
		356,863
REAL ESTATE INVESTMENT TRUSTS- STORAGE (1.75%)
Extra Space Storage, Inc.	15,000	143,550

REAL ESTATE INVESTMENT TRUSTS - WAREHOUSE & INDUSTRIAL (3.05%)
AMB Property Corp.	3,500	76,930
EastGroup Properties, Inc.	3,000	110,430
ProLogis	5,500	62,315
		249,675
RETAIL BUILDING PRODUCTS (2.90%)
Home Depot, Inc. (a)	6,000	150,540
Kingfisher PLC - ADR	12,000	86,880
		237,420
TOTAL COMMON STOCKS (Cost $7,482,999)		5,781,870

See accompanying notes to financial statements.

C O M M O N W E A L T H
INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

SCHEDULE OF INVESTMENTS - October 31, 2009
COMMONWEALTH REAL ESTATE SECURITIES FUND
	Shares	Value
EXCHANGE TRADED FUNDS (5.34%)
iShares Cohen & Steers Realty Majors Index Fund	3,000	$138,660
iShares Dow Jones U.S. Real Estate Index Fund	3,200	129,760
SPDR Dow Jones Wilshire International REIT	2,500	86,225
SPDR Dow Jones Wilshire REIT	1,900	82,707
TOTAL EXCHANGED TRADED FUNDS (Cost $503,014)		437,352

INVESTMENT COMPANIES (1.85%)
DWS RREEF Real Estate Fund, Inc.*	9,000	27,630
LMP Real Estate Income Fund, Inc.	16,000	123,680
TOTAL INVESTMENT COMPANIES (Cost $436,964)		151,310

	Principal
BONDS (5.25%)
Hanson Australia Funding, Ltd., 5.25%, 3/15/13	$250,000	236,250
Hilton Hotels Corp., 7.20%, 12/15/09	200,000	193,890
TOTAL BONDS (Cost $451,112)		430,140

	Shares
SHORT TERM INVESTMENTS (19.04%)
Fifth Third Bank Institutional Govt. Money Market Fund, 0.08% (b)	1,559,379	1,559,379
TOTAL SHORT TERM INVESTMENTS (Cost $1,559,379)		1,559,379
TOTAL INVESTMENTS (Cost $10,433,468) – (102.09%)		8,360,051

TOTAL CALL OPTIONS WRITTEN (Proceeds $86,078) – (-2.36%)		(193,045)

OTHER ASSETS IN EXCESS OF LIABILITIES – (0.27%)		21,885

NET ASSETS – (100.00%)		$8,188,891

	Expiration Date,
	Exercise Price		Contracts (†)	Value
CALL OPTIONS WRITTEN (-2.36%)
Essex Property Trust, Inc.	1/16/10,	$80.0	10	$(3,250)
Home Depot, Inc.	11/21/09,	25.0	60	(6,180)
Home Inns & Hotels Management, Inc.	3/20/10,	25.0	50	(27,750)
Mid-America Apartment Communities, Inc.	1/16/10,	40.0	25	(13,625)
Starwood Hotels & Resorts Worldwide, Inc.	11/21/09,	20.0	55	(51,040)
Wyndham Worldwide Corp.	11/21/09,	7.5	95	(91,200)
TOTAL CALL OPTIONS WRITTEN (Proceeds received $86,078)			295	$(193,045)

*	Non-income producing security.
†	Each contract is equivalent to 100 shares.
(a)	Security held as collateral for call options written, aggregating a total market value of approximately $789,975.
(b)	Rate disclosed is the seven day yield as of October 31, 2009.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

STATEMENTS OF ASSETS AND LIABILITIES - October 31, 2009

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
ASSETS:
Investments, at value (Cost $24,929,681, $3,641,257, $13,370,457 and $10,433,468)	$28,064,973	$4,361,455	$14,941,508	$8,360,051
Investments in affiliated companies, at value (Cost $758,318, $0, $0, and $0)	583,271	—	—	—
Total Investments, at value (Cost $25,687,999, $3,641,257, $13,370,457, and $10,433,468)	28,648,244	4,361,455	14,941,508	8,360,051
Foreign currency, at value (Cost $558,637, $1,873, $0 and $0)	547,599	1,912	—	—
Receivable for investments sold	6,133	228,326	—	—
Interest and dividends receivable	107,875	28,508	19,370	20,463
Receivable for shares of beneficial interest issued	34,718	15,260	16,247	15,250
Prepaid expenses	15,455	11,259	14,731	9,816
Total Assets	29,360,024	4,646,720	14,991,856	8,405,580

LIABILITIES:
Payable for shares of beneficial interest redeemed	317,671	—	—	—
Call options written, at value (Proceeds $0, $0, $0 and $86,078)	—	—	—	193,045
Line of credit borrowing	—	197,798	—	—
Accrued expenses and other payables:
Investment advisory	18,992	2,974	9,793	5,413
Administration	325	319	833	608
Distribution	6,331	991	3,264	1,805
Trustee	24	5	15	8
Transfer agent	8,807	5,635	6,005	4,847
Compliance	925	278	769	448
Custodian	986	311	187	175
Other	31,224	5,951	18,468	10,340
Total Liabilities	385,285	214,262	39,334	216,689
NET ASSETS	$28,974,739	$4,432,458	$14,952,522	$8,188,891
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE(a):
(2,944,973, 1,647,504, 1,116,126 and 972,149, shares of beneficial interest outstanding, respectively, par values $0.01, unlimited shares authorized)	$9.84	$2.69	$13.40	$8.42
NET ASSETS CONSISTS OF:
Paid-in-beneficial interest	$28,369,068	$4,779,138	$13,625,731	$10,616,386
Accumulated net investment loss	(273,464)	—	(31,656)	—
Accumulated net realized loss from investments, foreign currency transactions and written options	(2,071,115)	(1,066,961)	(212,604)	(247,111)
Net unrealized appreciation/depreciation on investments, foreign currency translations and written options	2,950,250	720,281	1,571,051	(2,180,384)
NET ASSETS	$28,974,739	$4,432,458	$14,952,522	$8,188,891

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 7 calendar days of their purchase. See Note 3 in the Notes to Financial Statements.

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

STATEMENTS OF OPERATIONS - October 31, 2009

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
INVESTMENT INCOME:
Interest	$150,421	$13,867	$22,880	$37,018
Dividends	860,818	83,781	336,816	236,412
Foreign tax withholding	(96,377)	(5,475)	(32,159)	—
Total Investment Income	914,862	92,173	327,537	273,430

EXPENSES:
Management fees	150,969	34,893	99,077	56,915
Legal fees	46,982	11,456	31,847	20,200
Administration fees	119,542	29,481	81,478	47,662
Accounting and transfer agent fees	107,336	59,042	46,326	38,265
Distribution fees	50,323	11,631	33,026	18,972
Custodian fees	15,125	4,083	1,912	2,995
Miscellaneous fees	95,289	18,211	56,150	32,385
Trustee fees and expenses	39,818	10,149	29,092	17,070
Consulting services fees	25,999	6,382	18,077	10,693
Compliance fees	51,371	12,992	36,487	21,568
State registration and filing fees	18,421	12,729	15,283	15,230
Interest expense	2,262	1,235	539	—
Total Expenses	723,437	212,284	449,294	281,955
Net Investment Income (Loss)	191,425	(120,111)	(121,757)	(8,525)
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY:
Net realized loss from investments, unaffiliated issuers	(2,527,680)	(825,428)	(80,602)	(180,468)
Net realized gain from written options	—	—	—	269,503
Net realized gain from foreign currency transactions	226,946	20,036	—	—
Net change in unrealized appreciation/depreciation on:
Investments, unaffiliated issuers	8,222,714	1,399,715	2,954,946	880,698
Investments, affiliated issuers	(7,104)	—	—	—
Written options	—	—	—	10,033
Foreign currency translations	(115,448)	(7,817)	—	—
Net realized/unrealized gain (loss) from investments, written options and foreign currency	5,799,428	586,506	2,874,344	979,766
Net Increase in Net Assets Resulting From Operations	$5,990,853	$466,395	$2,752,587	$971,241

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/		Commonwealth
	New Zealand Fund		Japan Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008
OPERATIONS:
Net investment income (loss)	$191,425	$2,026,479	$(120,111)	$(94,236)
Net realized gain (loss) from investments	(2,527,680)	3,311,569	(825,428)	(176,420)
Net realized gain (loss) from foreign currency transactions	226,946	255,868	20,036	(299)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,100,162	(21,314,948)	1,391,898	(2,655,512)
Change in net assets resulting from operations	5,990,853	(15,721,032)	466,395	(2,926,467)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,157,460)	(1,290,986)	—	—
Net realized gains	(2,209,536)	(3,092,171)	—	—
Change in net assets from distributions	(5,366,996)	(4,383,157)	—	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,887,002	12,605,426	3,182,001	3,661,006
Dividends reinvested	4,496,054	3,767,395	—	—
Cost of shares redeemed	(10,996,573)	(21,747,423)	(4,122,450)	(3,950,711)
Redemption fees	211	—	1,922	—
Change in net assets resulting from capital transactions	8,386,694	(5,374,602)	(938,527)	(289,705)
Change in net assets	9,010,551	(25,478,791)	(472,132)	(3,216,172)

NET ASSETS:
Beginning of year	19,964,188	45,442,979	4,904,590	8,120,762
End of year	$28,974,739	$19,964,188	$4,432,458	$4,904,590
Accumulated net investment income (loss)	$(273,464)	$2,682,196	$—	$—

SHARE TRANSACTIONS:
Issued	1,744,415	812,185	1,318,566	1,172,436
Reinvested	627,065	218,526	—	—
Redeemed	(1,263,574)	(1,428,265)	(1,655,957)	(1,311,141)
Change in shares	1,107,906	(397,554)	(337,391)	(138,705)

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth		Commonwealth
	Global Fund		Real Estate Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008
OPERATIONS:
Net investment loss	$(121,757)	$(29,611)	$(8,525)	$(86,530)
Net realized gain (loss) from investments and written options	(80,602)	(124,829)	89,035	(336,145)
Net change in unrealized appreciation/depreciation on investments and written options	2,954,946	(10,943,073)	890,731	(6,023,603)
Change in net assets resulting from operations	2,752,587	(11,097,513)	971,241	(6,446,278)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(19,811)	—	—
Net realized gains	—	(1,670,278)	—	(1,005,858)
Return of capital	—	—	—	(187,252)
Change in net assets from distributions	—	(1,690,089)	—	(1,193,110)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,794,773	1,616,154	1,466,002	1,490,846
Dividends reinvested	—	1,670,759	—	1,168,142
Cost of shares redeemed	(2,922,627)	(6,212,078)	(2,438,062)	(1,866,568)
Redemption fees	2	—	—	—
Change in net assets resulting from capital transactions	(1,127,852)	(2,925,165)	(972,060)	792,420
Change in net assets	1,624,735	(15,712,767)	(819)	(6,846,968)

NET ASSETS:
Beginning of year	13,327,787	29,040,554	8,189,710	15,036,678
End of year	$14,952,522	$13,327,787	$8,188,891	$8,189,710
Accumulated net investment loss	$(31,656)	$(22,565)	$—	$—

SHARE TRANSACTIONS:
Issued	161,784	107,237	207,119	138,551
Reinvested	—	93,841	—	100,184
Redeemed	(239,378)	(461,447)	(317,642)	(213,929)
Change in shares	(77,594)	(260,369)	(110,523)	24,806

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

FINANCIAL HIGHLIGHTS
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year		For the year
	ended	ended	ended	ended		ended
	10/31/09	10/31/08	10/31/07	10/31/06		10/31/05
Net Asset Value, Beginning of Year	$10.87	$20.34	$17.44	$16.43		$16.39

Change in net assets from operations:
Net investment income	0.08 (a)	1.04	0.19	0.26		0.35
Net realized and unrealized gain (loss) from investments	1.95	(8.47)	5.00	1.98		1.41
Total from investment activities	2.03	(7.43)	5.19	2.24		1.76

Distributions:
Net investment income	(1.80)	(0.60)	(0.06)	(0.48)		(0.48)
Net realized gains	(1.26)	(1.44)	(2.23)	(0.75)		(1.24)
Total distributions	(3.06)	(2.04)	(2.29)	(1.23)		(1.72)
Redemption fees	— (b)	—	—	—		—
Net Asset Value, End of Year	$9.84	$10.87	$20.34	$17.44		$16.43

Total return	29.09%	(40.25)%	32.60%	14.58%		11.08%
Net assets at end of year (000’s)	$28,975	$19,964	$45,443	$35,091		$52,980

Ratio/Supplemental Data:
Ratio of net expenses to average net assets	3.59%	2.74%	2.55%	2.94%	(c)(d)	2.12%	(c)
Ratio of net investment income to average net assets	0.95%	5.67%	1.03%	1.32%	(c)	2.29%	(c)
Portfolio turnover rate	34%	21%	21%	20%		32%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)
In accordance with a requirement of the Securities and Exchange Commissions (“SEC”), the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.94% and 1.32%, respectively, for the year ended October 31, 2006, and 2.12% and 2.29%, respectively, for the year ended October 31, 2005.

(d)	The reimbursement of certain interest costs by FCA Corp related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.01%.

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

FINANCIAL HIGHLIGHTS
COMMONWEALTH JAPAN FUND

Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/09		10/31/08	10/31/07	10/31/06		10/31/05
Net Asset Value, Beginning of Year	$2.47		$3.82	$4.33	$4.15		$3.61

Change in net assets from operations:
Net investment loss	(0.06	)(a)	(0.04)	(0.07)	(0.09)		(0.07)
Net realized and unrealized gain (loss) from investments	0.28		(1.31)	0.11	0.32		0.61
Total from investment activities	0.22		(1.35)	0.04	0.23		0.54

Distributions:
Net realized gains	—		—	(0.55)	(0.05)		—
Total distributions	—		—	(0.55)	(0.05)		—
Redemption fees	—	(b)	—	—	—		—
Net Asset Value, End of Year	$2.69		$2.47	$3.82	$4.33		$4.15

Total return	8.91%		(35.34)%	1.02%	5.60%		14.96%
Net assets at end of year (000’s)	$4,432		$4,905	$8,121	$8,291		$8,395

Ratio/Supplemental Data:
Ratio of net expenses to average net assets	4.56%		3.33%	3.19%	3.20%(	c)(d)	3.07%(	c)
Ratio of net investment loss to average net assets	(2.58)%		(1.36)%	(1.78)%	(1.86)%	(c)	(1.57)%	(c)
Portfolio turnover rate	30%		10%	2%	50%		47%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)
In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 3.19% and (1.85)%, respectively, for the year ended October 31, 2006, and 3.03% and (1.53)%, respectively, for the year ended October 31, 2005.

(d)	The reimbursement of certain interest costs by the FCA Corp related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.15%.

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

FINANCIAL HIGHLIGHTS
COMMONWEALTH GLOBAL FUND

Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/09		10/31/08	10/31/07	10/31/06		10/31/05
Net Asset Value, Beginning of Year	$11.16		$19.97	$17.07	$15.06		$13.89

Change in net assets from operations:
Net investment income (loss)	(0.10	)(a)	(0.02)	0.04	(0.09)		(0.01)
Net realized and unrealized gain (loss) from investments	2.34		(7.60)	3.77	2.47		1.63
Total from investment activities	2.24		(7.62)	3.81	2.38		1.62

Distributions:
Net investment income	—		(0.01)	—	—		—
Net realized gains	—		(1.18)	(0.91)	(0.37)		(0.45)
Total distributions	—		(1.19)	(0.91)	(0.37)		(0.45)
Redemption fees	—	(b)	—	—	—		—
Net Asset Value, End of Year	$13.40		$11.16	$19.97	$17.07		$15.06

Total return	20.07%		(40.36)%	23.13%	16.04%		11.68%
Net assets at end of year (000’s)	$14,953		$13,328	$29,041	$23,525		$20,356

Ratio/Supplemental Data:
Ratio of net expenses to average net assets	3.40%		2.43%	2.34%	2.72%(	c)	2.38%(	c)
Ratio of net investment income (loss) to average net assets	(0.92)%		(0.12)%	0.27%	(0.55)%	(c)	(0.15)%	(c)
Portfolio turnover rate	12%		7%	12%	36%		33%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)	In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratio of expenses to average daily net assets and net investment loss to average daily net assets, net of fees paid indirectly would have been 2.72% and (0.55)%, respectively, for the year ended October 31, 2006, 2.33% and (0.10)%, respectively, for the year ended October 31, 2005.

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

FINANCIAL HIGHLIGHTS
COMMONWEALTH REAL ESTATE SECURITIES FUND

Selected data for a share outstanding throughout the years indicated.

	For the year		For the year	For the year	For the year		For the year
	ended		ended	ended	ended		ended
	10/31/09		10/31/08	10/31/07	10/31/06		10/31/05
Net Asset Value, Beginning of Year	$7.56		$14.21	$14.06	$11.85		$10.54

Change in net assets from operations:
Net investment income (loss)	(0.01	)(a)	(0.08)	0.06	0.04		0.11
Net realized and unrealized gain (loss) from investments	0.87		(5.45)	0.21	2.28		1.28
Total from investment activities	0.86		(5.53)	0.27	2.32		1.39

Distributions:
Net investment income	—		—	(0.09)	(0.11)		(0.07)
Net realized gains	—		(0.95)	(0.03)	— (b)		(0.01)
Return of capital	—		(0.17)	—	—		—
Total distributions	—		(1.12)	(0.12)	(0.11)		(0.08)
Net Asset Value, End of Year	$8.42		$7.56	$14.21	$14.06		$11.85

Total return	11.38%		(41.65)%	1.91%	19.74%		13.11%
Net assets at end of year (000’s)	$8,189		$8,190	$15,037	$14,578		$12,490

Ratio/Supplemental Data:
Ratio of net expenses to average net assets	3.71%		2.55%	2.49%	2.87%(	c)	2.66%	(c)
Ratio of net investment income (loss) to average net assets	(0.11)%		(0.66)%	0.41%	0.29%	(c)	0.93%	(c)
Portfolio turnover rate	5%		13%	20%	8%		5%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005.
(c)
In accordance with a requirement of the SEC, the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.86% and 0.30%, respectively, for the year ended October 31, 2006, 2.62% and 0.97%, respectively, for the year ended October 31, 2005.

See accompanying notes to financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009

Note 1 - Organization
Commonwealth International Series Trust (the “Trust”) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).

Note 2 - Investment Objectives
Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e. Japan, Australia/New Zealand or Real Estate).

The Australia/New Zealand Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock, debt securities denominated in the Australian or New Zealand currency and securities of Australia/New Zealand issuers. Australian/New Zealand issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand; and Australian and/or New Zealand central and local government entities.

The Japan Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock, debt securities denominated in Yen and securities of Japanese issuers. Japanese issuers include issuers that are organized under Japanese law; issuers that are listed on one or more of the Japanese stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan; and Japanese central and local government entities.

The Global Fund invests primarily in U.S. and foreign equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities. Although the Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

The Real Estate Securities Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities of companies in real estate industries, which may include real estate investment trusts (“REITs”), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries. The Fund’s investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Consistent with the Fund’s investment objective, certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential.

Note 3 - Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A) Valuation of Securities - Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last current bid and ask quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of the less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby fair value prices provided by a pricing service will be utilized if certain conditions are met. For the period ended October 31, 2009, there were several instances where these conditions were met, and as a result, foreign securities in the Australia/New Zealand Fund and the Japan Fund were valued at fair value.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

B) Accounting Pronouncements - In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification became nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it does not have a significant impact on the determination or reporting of the Funds’ financial statements.

C) Fair Value Measurements - The Funds’ investments have been categorized by tiers in accordance with the “Fair Value Measurements and Disclosures” Topic of the Codification (“ASC 820, formerly SFAS 157”). The basis of the tiers is dependent upon the various “inputs” used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets.
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of October 31, 2009, of each Fund’s investments based on the level of inputs utilized in determining the value of such investments:

			Level 2 -
	Level 1 -		Other Significant
	Quoted Prices		Observable Inputs	Total***
	Investment	Other Financial	Investment	Investment	Other Financial
Fund Name	Securities	Instruments**	Securities	Securities	Instruments**
Australia/New Zealand Fund
Security Type
Common Stocks*	$6,271,899	$-	$15,625,229	$21,897,128	$-
Bonds	-	-	2,243,259	2,243,259	-
Exchange Traded Funds	1,140,360	-	-	1,140,360	-
Preferred Stocks	-	-	556,610	556,610	-
Rights & Warrants	-	-	64,001	64,001	-
Short Term Investments	2,746,886	-	-	2,746,886	-
Total	$10,159,145	$-	$18,489,099	$28,648,244	$-
Japan Fund
Security Type
Common Stocks*	$95,850	$-	$4,216,305	$4,312,155	$-
Bonds	-	-	49,300	49,300	-
Total	$95,850	$-	$4,265,605	$4,361,455	$-

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

			Level 2 -
	Level 1 -		Other Significant
	Quoted Prices		Observable Inputs	Total***
	Investment	Other Financial	Investment	Investment	Other Financial
Fund Name	Securities	Instruments**	Securities	Securities	Instruments**
Global Fund
Security Type
Common Stocks*	$13,887,755	$-	$-	$13,887,755	$-
Preferred Stocks	603,000	-	-	603,000	-
Bonds	-	-	357,657	357,657	-
Short Term Investments	93,096	-	-	93,096	-
Total	$14,583,851	$-	$357,657	$14,941,508	$-
Real Estate Securities Fund
Security Type
Common Stocks*	$5,781,870	$-	$-	$5,781,870	$-
Exchange Traded Funds	437,352	-	-	437,352	-
Investment Companies	151,310	-	-	151,310	-
Bonds	-	-	430,140	430,140	-
Short Term Investments	1,559,379	-	-	1,559,379	-
Call Options Written	-	(193,045)	-	-	(193,045)
Total	$7,929,911	$(193,045)	$430,140	$8,360,051	$(193,045)

*     Please refer to the Schedule of Investments to view equity securities segregated by industry type or country.
**  Other financial instruments include any derivative instruments not reflected in the Schedule of Investments, such as options written.
*** At October 31, 2009, there were no Level 3 securities.

D) Currency Translation - For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

E) Allocations of Expenses - Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

F) Accounting for Investments - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

G) Federal Income Taxes - No provision has been made for Federal income taxes because it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains to relieve it from all, or substantially all, such taxes.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

Uncertain tax positions are required to be recognized, measured, presented, and disclosed in the financial statements. For the year ended October 31, 2009 the Funds have not recognized any tax liability for unrecognized tax benefits. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax periods (i.e., the last three tax year ends and the interim tax period since then, as applicable) remain subject to examination by U.S. tax authorities.

H) Distributions to Shareholders - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, short-term gains and capital loss carryovers.

I) Redemption Fees - Redemption fees are applicable to certain redemptions of shares within seven calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2009, the Australia/New Zealand Fund, Japan Fund, and Global Fund had contributions to capital due to redemption fees in the amount of $211, $1,922, and $2, respectively. There were no redemption fees for the Real Estate Securities Fund for the year.

J) Option Accounting Principles - When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

K) Forward Currency Contracts - Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Fund did not expect, a Fund’s inability to be able to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. As of October 31, 2009, the Funds held no foreign currency contracts.

L) Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited.

M) Use of Estimates - The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

Note 4 - Related Party Transactions and Other Arrangements
A) Investment Advisor - The Trust, on behalf of each Fund, has retained FCA Corp (“FCA”) as the Funds’ investment advisor. Under each Fund’s Investment Advisory Agreement, FCA is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. Certain officers of the Trust are also officers of FCA.

B) Administration, Fund Accounting and Transfer Agent - Citi Fund Services Ohio, Inc. (“CFSO”), who serves as the Trust’s administrator, fund accountant and transfer agent, is a wholly-owned subsidiary of Citibank N.A. (“Citi”). An officer of the Trust also is an employee of CFSO, but is paid no fees directly by the Funds for serving as an officer of the Trust. Under the Master Services Agreement with the Trust, CFSO is entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Funds subject to annual minimum fees. CFSO charges the Funds 0.07% on the first $500 million in assets and 0.05% for any assets over $500 million, which are computed daily and paid monthly. The Funds were charged based on an annual minimum of $277,000 for the year ended October 31, 2009. The amounts charged to the Funds for the services provided by CFSO are reported within the Statement of Operations. Under a Compliance Services Agreement between the Trust and CFSO, CFSO also provides infrastructure and support in implementing the written policies and procedures compromising the Funds’ compliance program, including support services to the Trust’s chief compliance officer. For the services provided under the Compliance Services Agreement, the Funds pay CFSO an annual fee of $41,450.

C) Distribution - The Trust has retained Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group, LLC, to serve as principal underwriter for the shares of each Fund of the Trust, pursuant to a Distribution Agreement between Foreside and the Trust. For its services, Foreside receives an annual fee of $20,000. Foreside is not affiliated with Citi, CFSO or FCA.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Fund’s assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and the servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Fund’s shares. These amounts are disclosed on the Statement of Operations under Distribution fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, it is the intention of the Board of Trustees that each Fund currently only pay out 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel - Husch Blackwell Sanders LLP serves as legal counsel to the Trust. John Lively, Secretary of the Trust, is a partner of Husch Blackwell Sanders LLP but receives no direct compensation from the Funds for serving as an officer of the Trust.

Note 5 - Investments in Affiliates
The Global Fund may invest a portion of its assets in the other three funds in the Trust. The Funds are considered to be affiliated under the Act because they have the same investment advisor. When computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the affiliated funds. There were no affiliated holdings for the Global Fund during the year.

A company is considered an affiliate of a Fund under the Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Australia/New Zealand Fund’s holding below is shown in its Schedule of Investments. Further detail on this holding during the year ended October 31, 2009 appears below:

							Change in
	Percentage	Shares	Shares	Fair Value	Cost of	Cost of	Appreciation/	Fair Value	Dividend	Realized
Security Held	of Ownership	10/31/08	10/31/09	10/31/08	Purchases	Sales	Depreciation	10/31/09	Income	Gain/(Loss)
Mowbray Collectables Ltd.	7.36%	671,593	821,593	$488,585	$101,790	$ -	$(7,104)	$583,271	$ -	$ -

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

Note 6 - Purchases and Sales of Securities
Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2009 were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$6,584,758	$6,414,837
Japan Fund	1,360,756	2,366,892
Global Fund	1,548,571	2,917,062
Real Estate Securities Fund	321,239	2,041,792

Note 7 - Financial Instruments with Off-Balance Sheet Risk
In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for the written call option contracts is limited only by how high the underlying securities strike price rises. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. Written option activity for the year ended October 31, 2009 was as follows:

Commonwealth Real Estate Securities Fund	Number of Options	Amount of Proceeds
Options outstanding at October 31, 2008	616	$221,769
Options written	828	274,088
Options exercised	(383)	(139,685)
Options expired	(656)	(232,762)
Options covered	(110)	(37,332)
Options outstanding at October 31, 2009	295	$86,078
Market value at October 31, 2009		$193,045

Note 8 - Derivatives
The “Derivatives and Hedging” Topic of the Codification (ASC 815, formerly SFAS 133, SFAS 161”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds’ use of derivatives for the fiscal year ended October 31, 2009 was limited to writing options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Liability Derivatives
Fund/Financial Instrument Type	Location on Statement of Assets and Liabilities	Fair Value
Real Estate Securities Fund
Equity Contracts	Written Options	$193,045

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

Fund/Financial	Location of Gain (Loss) on	Amount of	Amount of
Instrument Type	Derivatives Recognized in Income	Realized Gain (Loss)	Unrealized Gain (Loss)
Australia/New Zealand Fund
Foreign Exchange Contracts	Net Realized Gain from Foreign Currency Transactions	$216,962	$—
	Net Change in Unrealized Appreciation/	—	(275,949)
	Depreciation on Foreign Currency Translations
Japan Fund
Foreign Exchange Contracts	Net Realized Gain from Foreign Currency Transactions	(1,342)	—
Real Estate Securities Fund
Equity Contracts	Net Realized Gain from Written Options	269,503	—
	Net Change in Unrealized Appreciation/	—	10,033
	Depreciation on Written Options

Note 9 - Tax Matters
As of October 31, 2009, the Funds’ most recent fiscal year end, the components of distributable earnings on a tax basis for the Funds were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated Capital	Appreciation/	Accumulated
	Ordinary Income	Long-Term Capital Gains	and Other Losses	(Depreciation)	Earnings/(Deficit)
Australia/New Zealand Fund	$—	$—	$(2,061,028)	$2,666,699	$605,671
Japan Fund	—	—	(1,066,961)	720,281	(346,680)
Global Fund	—	—	(212,604)	1,539,395	1,326,791
Real Estate Securities Fund	—	—	(246,995)	(2,180,500)	(2,427,495)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary net investment income is attributable primarily to differing book/tax treatment of short term capital gains, mark to market of passive foreign investment companies, forward currency contract mark to market, and income accruals surrounding certain debt structured instruments.

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation (depreciation) of investments at October 31, 2009 for each Fund were as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation/(Depreciation)
Australia/New Zealand Fund	$25,971,549	$5,116,711	$(2,440,016)	$2,676,695
Japan Fund	3,641,257	1,147,382	(427,184)	720,198
Global Fund	13,402,113	2,873,674	(1,334,279)	1,539,395
Real Estate Securities Fund	10,433,584	563,442	(2,636,975)	(2,073,533)

The tax character of distributions paid for the year ended October 31, 2009 and the year ended October 31, 2008 were as follows:

	Year ended October 31, 2009
	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Australia/New Zealand Fund	$3,157,460	$2,209,536	$—	$5,366,996

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

	Year ended October 31, 2008
	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Australia/New Zealand Fund	$1,410,279	$2,972,878	$-	$4,383,157
Japan Fund	-	-	-	-
Global Fund	104,553	1,585,536	-	1,690,089
Real Estate Securities Fund	135,591	870,267	187,252	1,193,110

As of October 31, 2009, the following Funds had net capital loss carryforwards, which are available to offset future realized gains, if any. To the extent these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders:

	Amount	Expires
Australia/New Zealand Fund	$2,061,028	2017
Japan Fund	68,472	2015
Japan Fund	176,420	2016
Japan Fund	822,069	2017
Global Fund	132,002	2016
Global Fund	80,602	2017
Real Estate Securities Fund	246,995	2016

Note 10 - Revolving Credit Agreement
The Trust has entered into a Revolving Credit Agreement (the “Agreement”) with Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from an authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under the line of credit facility would exceed $10,000,000. Such borrowings are also limited by the Act, which permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. Each Fund is also permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowings, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. Any principal balance outstanding shall bear interest at the Federal Funds Rate in effect at that time plus 1.50%.

The average amount of borrowings for the days on which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2009 were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$432,169	1.75%
Japan Fund	159,981	1.68%
Global Fund	354,421	1.65%

During the year ended October 31, 2009 the Real Estate Securities Fund had no borrowings under the Agreement.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

NOTES TO FINANCIAL STATEMENTS - October 31, 2009 (Continued)

Note 11 - Reclassification of Capital Accounts
The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2009, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Year ended October 31, 2009
	Undistributed Net	Net Realized Gain	Paid-in Capital
	Investment Income	(Accumulated Losses)
Australia/New Zealand Fund	$10,375	$239,707	$(250,082)
Japan Fund	120,111	(16,677)	(103,434)
Global Fund	112,666	—	(112,666)
Real Estate Securities Fund	8,525	—	(8,525)

Note 12 - Contractual Obligations
Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

Note 13 - Concentration of Market Risk
The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 14 - Subsequent Events
Management has evaluated subsequent events through December 28, 2009, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Commonwealth International Series Trust

We have audited the statements of assets and liabilities, including the schedules of investments, of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 28, 2009

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

ADDITIONAL INFORMATION - October 31, 2009 (Unaudited)

During the fiscal year ended October 31, 2009, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Australia/New Zealand Fund	$2,209,536
Japan Fund	—
Global Fund	—
Real Estate Securities Fund	—

For the fiscal year ended October 31, 2009, the Funds did not have any total ordinary income distributions qualifying for the distributions received deduction available to corporate shareholders.

For the fiscal year ended October 31, 2009, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

Qualified Dividend Income
Australia/New Zealand Fund	36.96%

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

ADDITIONAL INFORMATION - October 31, 2009 (Unaudited) (Continued)

Table of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management, distribution, and service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/09	10/31/09	5/1/09 - 10/31/09	5/1/09 - 10/31/09
Australia/New Zealand Fund	$1,000.00	$1,434.40	$19.33	3.15%
Japan Fund	1,000.00	1,174.70	24.28	4.43%
Global Fund	1,000.00	1,297.20	18.07	3.12%
Real Estate Securities Fund	1,000.00	1,204.60	19.23	3.46%

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/09	10/31/09	5/1/09 - 10/31/09	5/1/09 - 10/31/09
Australia/New Zealand Fund	$1,000.00	$1,009.33	$15.95	3.15%
Japan Fund	1,000.00	1,002.87	22.36	4.43%
Global Fund	1,000.00	1,009.48	15.80	3.12%
Real Estate Securities Fund	1,000.00	1,007.76	17.51	3.46%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2009

TRUSTEES AND OFFICERS - October 31, 2009 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer
INTERESTED TRUSTEES:
Robert Scharar(1) 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 61	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	4	See below(2)
INDEPENDENT TRUSTEES:
John Akard, Jr. 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 43	Independent Trustee	Indefinite until successor elected and qualified; since 2000	Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Of Counsel, Mason, Coplen & Banks, P.C. (law firm), 1999 to present.	4	None
Kathleen Kelly 791 Town & Country Blvd, Suite 250 Age 57	Independent Trustee	Indefinite until successor elected and qualified; since 2000	Honorary Consul, New Zealand Consulate, 1995 to present; Owner, International Protocol Advisors (consulting services), August 1992 to present.	4	None
Jack Ewing 791 Town & Country Blvd, Suite 250 Age 70	Independent Trustee	Indefinite until successor elected and qualified; since 2000	Adjunct Economics Professor, University of Houston - Downtown, 2005 to present; Adjunct Professor, Lonestar College, 2001 to present; Professor, University of Phoenix, September 2001 to May 2005; Professor, Houston Community College, September 2000 to May 2006.	4	None
OFFICERS:
Robert W. Silva 3435 Stelzer Road Columbus, OH 43219 Age 43	Treasurer	Since 2008	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), September 2007 to present; Assistant Vice President, Citizens Advisers, Inc., May 2002 to August 2007.	N/A	N/A
John H. Lively 480l Main Street, Suite 1000 Kansas City, Missouri 64112 Age 40	Secretary	Since 2008	Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to present; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment adviser), October 2000 to September 2005.	N/A	N/A
Bonnie Scott 5847 San Felipe, Suite 850 Houston, TX 77057 Age 60	Assistant Secretary	Since 2003	Administrator & Private Coordinator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
Stephen E. Fodo 2515 Golden Pond Drive Kingwood, Texas 77345 Age 67	CCO	Since 2004	Independent Consultant from January 2000 to present. Advisory Director, Ingenero Inc, Engineering and Consulting Services, from January 2002 to present; Chief Financial Officer, Organic Fuels Holdings Inc, October 2007 to December 2008; Managing Director, Morris Anderson and Associates (consulting services) August 2003 to May 2005; Adjunct Professor, University of Phoenix, July 2003 to October 2008.	N/A	N/A
(1)	Robert Scharar is considered an “interested person” of the Funds’ as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.
(2)

Mr. Scharar is also an officer, director and/or manager of the following companies: Blantyre Hotels, Ltd. (Malawi), NICO Holdings, Ltd. (Malawi), Vintech, LLC, Africap, LLC, A.R. Boldrick Company, FCA Investment Compny, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Partners, LLC, Heights of Tampa, LLC, Nashville Properties, Inc., North American Communities Foundation, Inc., subsidiary companies at some of the above, and other closely held FCA advised entities and non FCA related entities.

Item 2.   Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.   Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2008 — $58,000 2009 — $48,000

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:
2008 — $0 2009 — $0

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

2008 — $6,000 2009 — $6,000

The services comprising these fees were the preparation of the registrant’s federal income and excise taxes.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

2008 — $0 2009 — $0

(e) (1) Not applicable.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were:

2008 — 0% 2009 — 0%

(f) Not applicable.

(g) None.

(h) None.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable [Filed with Item 1].

(b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert W. Scharar
Robert W. Scharar, President

Date	December 29, 2009

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert W. Scharar
Robert W. Scharar, President

Date	December 29, 2009

By (Signature and Title)	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	December 29, 2009